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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

SUBSIDIARIES (1)                                                                     SUBSIDIARY JURISDICTION
----------------                                                                     -----------------------
Autocom SARL....................................................................     France
Axess Communication Sp. z o. o..................................................     Poland
Brightpoint (France) SARL.......................................................     France
Brightpoint (South Africa) (Proprietary) Limited................................     South Africa
Brightpoint Activation Services LLC.............................................     Indiana
Brightpoint Asia Limited........................................................     British Virgin Islands
Brightpoint Australasia Pty. Limited............................................     Australia
Brightpoint Australia Pty Ltd...................................................     Australia
Brightpoint B.V.................................................................     Netherlands
Brightpoint de Colombia Limited.................................................     British Virgin Islands
Brightpoint de Mexico, S.A. de C.V..............................................     Mexico
Brightpoint de Venezuela, C.A...................................................     Venezuela
Brightpoint EMA B.V.............................................................     Netherlands
Brightpoint EMA Limited.........................................................     United Kingdom
Brightpoint Finland Oy..........................................................     Finland
Brightpoint Germany GmbH........................................................     Germany
Brightpoint GmbH................................................................     Germany
Brightpoint Holland B.V.........................................................     Netherlands
Brightpoint Holdings B.V........................................................     Netherlands
Brightpoint India Private Limited...............................................     India
Brightpoint International (Asia Pacific) Pte. Ltd...............................     Singapore
Brightpoint International Holdings B.V..........................................     Netherlands
Brightpoint International Ltd...................................................     Delaware
Brightpoint Latin America, Inc..................................................     Indiana
Brightpoint Netherlands Holdings B.V............................................     Netherlands
Brightpoint New Zealand Limited.................................................     New Zealand
Brightpoint North America L.P...................................................     Delaware
Brightpoint North America, Inc..................................................     Indiana
Brightpoint Norway..............................................................     Norway
Brightpoint Philippines, Inc....................................................     Philippines
Brightpoint Slovakia s.r.o......................................................     Slovak Republic
Brightpoint Solutions de Mexico, S.A. de C.V....................................     Mexico
Brightpoint Sweden AB...........................................................     Sweden
Brightpoint Taiwan Limited......................................................     British Virgin Islands
Brightpoint Thailand, Inc.......................................................     Indiana
Brightpoint Zimbabwe (Private) Limited..........................................     Zimbabwe
Ericsson Alliance Proprietary Limited...........................................     South Africa
Eurocom Systems, S.A............................................................     France
Mega-Hertz Enterprises SARL.....................................................     France
Mega-Hertz SARL.................................................................     France
Winning Land Company Limited....................................................     British Virgin Islands
Wireless Fulfillment Services Holdings, Inc.....................................     Delaware
Wireless Fulfillment Services LLC...............................................     California

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(1) Each of the named subsidiaries is not necessarily a "significant subsidiary"
as defined in Rule 1-02 (w) of Regulation S-X, and Brightpoint has several additional subsidiaries not named above. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at the end of the year covered by this report.